UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:  811-6259

                          Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                      Lincoln, NE  68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                 Lincoln, Nebraska  68501-2535

(Name and address of agent for service)

Registrant’s telephone number:

(402) 323-1846

(888) 769-2362

Date of fiscal year end:

June 30

Date of reporting period:

June 30, 2012

Item 1.  Report to Stockholders

Annual Report to Shareholders

June 30, 2012

Table of Contents

Management’s Discussion of Fund Performance

1

Performance

5

Expense Example

7

Financial Statements

Schedules of Investments

9

Statements of Assets and Liabilities

14

Statements of Operations

15

Statements of Changes in Net Assets

16

Financial Highlights

17

Notes to Financial Statements

21

Report of Independent Registered Public Accounting Firm

30

Directors and Executive Officers

31

Approval of Investment Advisory Agreement

33

Other Information

35

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

The past twelve months have generated varied returns in the equity markets and continued strong performance from fixed income markets.  The S&P 500 has gained 5.5% over the past twelve months, but the international EAFE Index dropped 13.4% while the smaller-capitalization Russell 2000 Index lost 2.1% over the same time period.  While GDP growth has remained in positive territory since the end of the “great recession”, the most recent data showed just a 1.9% gain for the first quarter of 2012.  In light of the continued soft recovery, the Federal Reserve has maintained a historically low range on its Fed Funds rate of 0%-0.25%.  Despite various fiscal and monetary stimuli, unemployment remains elevated and consumer confidence has waned.  Large federal budget deficits and uncertainty surrounding fiscal policies may be a drag on future economic growth.

While the US economy continues to plod ahead, international economic issues have come to the forefront of investors’ minds globally.  Notably, the European sovereign debt crisis has yet to reach a resolution.  While smaller countries such as Greece continue to teeter on the edge of default, larger countries including Spain and Italy have seen their government bonds trading at escalated levels which may be unsustainable for the longer-term.  Data out of China, which had been viewed as the global economic growth engine, remains strong but is showing signs of decelerating.

On a positive note, profit margins are near historical highs and corporate balance sheets are very healthy as well.  The outlook of the financial markets will likely depend on both the perceived overall direction of the global economy and corporations’ ability to maintain current profit levels in an uncertain environment.

Government Securities Portfolio

Stratus Government returned 3.68% this year versus 5.63% for the 100% US Treasury bond benchmark.   The fund duration was consistently 80% of the duration of the US Treasury 1 to 10 year benchmark throughout the year.   This attributed to most of the relative underperformance given that in the 3rd and 4th calendar quarters we witnessed the five year US Treasury yield fall from 1.78% to 0.82%, an all-time low, and the ten year US Treasury note fall from 3.18% to 1.92%.   Fund performance during this period was 2.56% versus 4.40% for the benchmark index.  As yields stabilized in the first half of 2012, fund performance converged with the index. During the first half 2012 the fund return was 1.10% versus 1.19% for the index.

US Treasury bond yields appeared to have stabilized in July 2011 even after an abhorrent non-farm payrolls number showed only 18,000 jobs were created the previous month.  There was little change in the US ten year yield until final 2Q 2011 GDP figures were released later in the month.  Preliminary 2Q 2011 GDP was revised down to 1.3% from 1.8% and 1Q 2011 GDP was revised down to 0.4% from 1.9%.  Double dip recession fears permeated the markets.  Investors shunned risk and ran to the safety of US Treasuries.  Second quarter 2011 Personal Consumption (consumer spending) also surprised to the downside.   Personal consumption showed little growth at +0.1% when consensus estimates expected a change of +0.8%.  Lethargic domestic economic data coupled with the US Debt limit debate and the European debt crisis pressured yields lower throughout the 3rd quarter of 2011.  By mid-September the ten year US note yield had fallen over 170 basis points to 1.72% from a peak of 3.18% on July 5th.

Market volatility during the 3rd quarter of 2011 was substantial, to say the least.   If the domestic economy and public policy were not in the news, the European monetary crisis would vacillate between resolution and crisis.

On September 22nd the yield on the ten year US Treasury note reached a then all time low of 1.72% (although a new record was reached in the 1st half of 2012). The new record low yield was lower than the depression era of the 1930’s, the war years of the 1940’s and the ultra-low inflation period of the post-war 1950’s.  The September all-time low yield was realized in the face of a US credit rating downgrade, the European debt crisis, accelerating commodity prices, a depressed housing/labor market, a trillion dollar US fiscal budget deficit, Dodd-Frank, the Affordable Care Act and terrorism.

During the 4th quarter of 2011 the US ten year note vacillated around a 2% yield.  Both the high (2.40%) and low (1.76%) yield reading for the 4th quarter were recorded in October.   The yield on US 10’s did end the quarter lower by 6 basis points while US 5’s fell 12 basis points in yield.  Stratus Government’s performance (+0.73%) closely tracked the performance of the benchmark (+0.75%) in the 4th quarter.  Exposure to US Treasury Inflation Protected Securities added incremental excess return to the fund during the 4th quarter of 2011 and throughout the fiscal year.

Given the historically low US Treasury yield, we constantly maintained fund duration at 80% of the benchmark index throughout the year while adding Government/Agency backed securities which should perform well relative to the benchmark in a stable or rising interest rate environment.

Throughout the 1st quarter of 2012 the US ten year note traded within a very tight range of approximately 1.80% to 2.05%. It was not until March 13 that yields broke out of this range on the upside. The yield peaked at 2.38% a week later and then began a steady decline, ending the quarter at 2.21%.   The sell-off was sparked by the release of the Federal Open Market Committee (FOMC) statement. There were a few small changes in the wording which acknowledged less worrying growth prospects and temporarily higher inflation outcomes.  The statement was viewed as leaning against the prospects of seeing a third round of quantitative easing.

Early in April, Spain began to make headlines as their sovereign and financial sector health was brought into question.  Given that Spain is one of the larger economies in Europe, investors began to worry about European solidarity and the future of the EMU.   The “risk-off” trade ensued and another leg down in US Treasuries yields began in earnest.  Another new record low yield was reached in early June when the US ten and five year notes dropped to 1.45% and 0.60% respectively.

Compounding the European debt concerns, a disappointing March 2012 payroll employment report showed that recent improvements in the domestic labor market may have overstated the underlying growth trend even though the unemployment rate ticked down to 8.1% from 8.2%.  After achieving payroll gains of 200,000+ the prior three months, payroll gains dropped to only 143,000 in March. Unfortunately, the downward trend in job creation continued during the 2nd quarter of 2012.  April and May payroll figures were even more disappointing, falling to 68,000 and 77,000 respectively.  The unemployment rate ticked back up to 8.2%.  Forecasts for US GDP were revised lower as the quarter ended.  The rally in US Treasury securities continued. The yield curve (2’s v. 10’s) flattened by over 50 basis points during the 2nd quarter 2012, ending at 135 basis points, down from 188 basis points at the end of the 1st quarter 2012.

Growth Portfolio

For the twelve months ended June 30th, 2012, the Stratus Growth Portfolio posted a decline of 0.1%, trailing the S&P 500’s gain of 5.5% over that same time period.  For the first six months of 2012, the Stratus Growth Portfolio was up 8.5%, compared to the S&P 500’s gain of 9.5%.  The gains in the stock market have come in an uneven fashion, with heightened volatility which can be attributed to the highly uncertain factors facing the global economic environment.  The overall environment has proved difficult for active managers, as according to data from BofA Merrill Lynch, fewer than 20% of active managers have outperformed the S&P500 over the past 12 months.

Over the past twelve months, Technology stocks were the best performing sector.  During this time, the Stratus Growth Portfolio has held overweight positions versus the market in Technology.  Following Technology, a host of traditionally defensive sectors were among the top performers for the past twelve months, including Staples, Utilities, and Telecom.  The Stratus Growth Portfolio was generally underweighted in those sectors, as valuations did not appear compelling and growth potential appeared limited.  The worst performing sectors of the market over the past twelve months were Materials and Energy.  Stratus Growth was generally market weighted in these sectors for most of the past year.  Currently, Technology and Health Care remain the most favored sectors in the portfolio.  Several companies in these sectors have been identified as attractively priced stocks possessing high-quality fundamentals.

Given the uncertain economic backdrop, the Stratus Growth Portfolio has continued to emphasize what we believe to be higher quality stocks appearing to trade at attractive valuations.  The three largest holdings in the portfolio at fiscal year-end have all exhibited strong performance.  Apple (AAPL), Comcast (CMCSA), and Microsoft (MSFT) all possess our desired quality and value characteristics, and all have posted strong returns for the past twelve months. However, during that same time period, stocks in general with higher multiples (more expensive) have led the market.  In other words, a focus on purchasing attractively valued stocks throughout the portfolio has been a leading cause of underperformance relative to the S&P 500.

The Growth Portfolio has maintained a diversified portfolio and risk control is used by maintaining exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries.  Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

Looking forward, the Stratus Growth Portfolio expects to continue its focus on what we believe to be high quality securities.  Stocks with strong balance sheets, solid cash flows, and healthy dividend yields appear to be a suitable way to navigate the current uncertain environment.  Moreover, many of these securities possess attractive growth potential and trade at valuations which should ultimately be rewarded by investors.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return

End of Period (06/30/2012) Values

1 Year

(0.13%)

Growth Institutional Shares

$817,664.25

5 Years

(1.02%)

S&P 500

$1,062,711.25

10 Years

3.67%

Average Annual Return

End of Period (06/30/2012) Values

1 Year

(0.13%)

Growth Retail Shares

$15,063.24

5 Years

(1.02%)

S&P 500

$17,409.98

10 Years

3.67%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

5

Average Annual Return

End of Period (06/30/2012) Values

1 Year

3.68%

Government Securities Institutional Shares

$564,380.25

5 Years

5.03%

Merrill Lynch U.S. Treasury Inter-Term Bond

$644,509.75

10 Years

3.76%

Average Annual Return

End of Period (06/30/2012) Values

1 Year

3.70%

Government Securities Institutional Shares

$17,621.20

5 Years

5.05%

Merrill Lynch U.S. Treasury Inter-Term Bond

$19,955.48

10 Years

3.72%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

6

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at January 1, 2012 and held until June 30, 2012.

The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2012” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

7

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2012	Ending Account Value Using Actual Return at June 30, 2012	Expenses Paid During Six Months Ended June 30, 2012*

Actual
Growth Institutional	$1,000.00	$1,084.70	$6.12
Growth Retail	$1,000.00	$1,084.40	$6.12
Government Securities Institutional	$1,000.00	$1,010.90	$4.60
Government Securities Retail	$1,000.00	$1,011.10	$4.60

	Beginning Account Value at January 1, 2012	Ending Account Value Using 5% Return at June 30, 2012	Expenses Paid During Six Months Ended June 30, 2012*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,019.00	$5.92
Growth Retail	$1,000.00	$1,019.00	$5.92
Government Securities Institutional	$1,000.00	$1,020.29	$4.62
Government Securities Retail	$1,000.00	$1,020.29	$4.62

* Expenses are equal to the Fund's expense ratio of 1.18% (Growth Portfolio Institutional and Retail Shares) and 0.92%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 182 days divided by 366 days (to reflect the one-half year period).

8

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2012

		Percent of
Shares	Common Stock - 97.22%	Net Assets	Fair Value

	Basic Materials	3.03%
15,000	Freeport-McMoRan Copper & Gold, Inc.		$511,050
15,000	Market Vectors Gold Miners ETF *		671,550
8,000	The Mosaic Company		438,080
			1,620,680

	Consumer Discretionary	11.62%
22,000	Best Buy Company, Inc.		461,120
70,000	Comcast Corp.		2,237,900
10,000	Jarden Corp.		420,200
30,000	Lowe's Companies, Inc.		853,200
23,000	Viacom, Inc.		1,081,460
24,000	Walt Disney Co.		1,164,000
			6,217,880

	Consumer Staples	11.48%
25,000	CVS Caremark Corp.		1,168,250
30,000	Pepsico, Inc.		2,119,800
25,000	Procter & Gamble Co.		1,531,250
19,000	Wal-Mart Stores, Inc.		1,324,680
			6,143,980

	Energy	10.98%
7,000	Apache Corporation		615,230
25,000	Exxon Mobil Corp.		2,139,250
15,000	Occidental Petroleum Corp.		1,286,550
13,000	Schlumberger Limited		843,830
40,000	Talisman Energy, Inc.		458,400
12,000	Transocean Limited		536,760
			5,880,020

	Financials	11.65%
12	Berkshire Hathaway, Inc. - A *		1,499,340
6,000	Goldman Sachs Group, Inc.		575,160
37,000	JPMorgan Chase & Co.		1,322,010
20,000	Legg Mason, Inc.		527,400
25,000	MetLife, Inc.		771,250
35,000	Redwood Trust, Inc.		436,800
33,000	Wells Fargo & Company		1,103,520
			6,235,480

	Health Care	14.20%
24,000	Abbott Laboratories		1,547,280
21,000	Covidien plc		1,123,500
25,000	Johnson & Johnson		1,689,000
5,000	Medtronic, Inc.		193,650
12,000	Novartis AG		670,800
10,000	Teval Pharmaceutical Industries, Ltd.		394,400
23,000	United Health Group, Inc.		1,345,500
8,000	Waters Corp. *		635,760
			7,599,890

9

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2012

		Percent of
Shares	Common Stock - 97.22%	Net Assets	Fair Value

	Industrials	10.26%
10,000	3M Co.		$896,000
20,000	Expeditors International of Washington, Inc.		775,000
85,000	General Electric Co.		1,771,400
14,500	ITT Corp.		255,200
6,000	Lockheed Martin Corp.		522,480
28,000	Terex Corp. *		499,240
5,000	United Parcel Service, Inc.		393,800
15,000	Xylem, Inc.		377,550
			5,490,670

	Technology	21.37%
4,500	Apple, Inc.*		$2,628,000
75,000	Cisco Systems, Inc.		1,287,750
600	Google, Inc. *		348,042
13,000	Intel Corp.		346,450
70,000	Microsoft Corp.		2,141,300
20,000	NetApp, Inc. *		636,400
47,000	Oracle Corp.		1,395,900
10,000	QUALCOMM, Inc.		556,800
35,000	Texas Instruments, Inc.		1,004,150
65,000	Western Union Co.		1,094,600
			11,439,392

	Telecommunications	2.63%
50,000	Vodafone Group Plc		1,409,000
			1,409,000

	Other Securities - 2.66%
1,422,657	Goldman Sachs Financial Square Government Fund	2.66%	1,422,657

	Total investments in securities (cost $45,486,257)	99.88%	$53,459,649
	Cash	0.01%	4,590
	Other assets, less liabilities	0.11%	59,428
	NET ASSETS	100.00%	$53,523,667

*Indicates nonincome-producing security
Industry classifications are unaudited
See accompanying notes to financial statements

10

11

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2012

Principal		Percent of
Amount		Net Assets	Fair Value

	Government Agency Bonds	23.22%
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		$2,519,861
1,000,000	Federal Home Loan Bank 5.375% due 6/14/13		1,048,450
1,500,000	Federal Home Loan Mortgage 1.6% due 8/10/15		1,501,877
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,270,534
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,170,370
500,000	Federal National Mortgage Assn. 1.375% due 10/19/16		501,425
2,500,000	Federal National Mortgage Assn. 2.7% due 3/28/22		2,513,865
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,382,302
			12,908,684

	Mortgage Backed Securities	11.94%
939,272	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		1,002,293
209,689	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		225,179
8,583	Federal Home Loan Mortgage Pool 5.00% due 10/01/12		8,643
68,747	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		74,565
90,742	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		97,798
37,123	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		40,450
271,543	Federal Home Loan Mortgage CMO 5.50% due 12/15/20		277,844
102,893	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		107,833
16,283	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		17,745
894,268	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		974,579
59,466	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		64,043
44,476	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		47,899
196,964	Government National Mortgage Assn. Pool 1.625% due 8/20/34		203,916
149,414	Government National Mortgage Assn. Pool 1.625% due 8/20/32		143,343
542,896	Government National Mortgage Assn. Pool 4.50% due 5/15/18		589,162
572,398	Government National Mortgage Assn. Pool 5.00% due 11/15/33		634,622
2,000,000	Government National Mortgage Assn. CMBS 3.147% due 5/16/40		2,129,070
			6,638,984

	Treasury Notes/Bonds/Inflation Protected Securities	43.71%
2,000,000	US Treasury Note 2.00% due 2/15/22		2,067,344
2,000,000	US Treasury Note 2.125% due 8/15/21		2,102,188
3,000,000	US Treasury Note 2.375% due 2/28/15		3,156,798
2,000,000	US Treasury Note 2.75% due 2/15/19		2,219,532
1,000,000	US Treasury Note 3.125% due 4/30/13		1,023,945
1,000,000	US Treasury Note 3.50% due 5/31/13		1,029,609
2,000,000	US Treasury Note 5.125% due 5/15/16		2,347,656
2,196,340	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,506,230
2,505,240	US Treasury Inflation Protected Security 1.875% due 7/15/13		2,565,521
2,483,838	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,701,174
2,154,960	US Treasury Inflation Protected Security 1.875% due 7/15/19		2,577,367
			24,297,364

	Corporate Bonds	13.88%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,186,498
1,000,000	Berkshire Hathaway 5.00% due 8/15/13		1,048,349
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,182,076
500,000	Pfizer, Inc. 6.20% due 3/15/19		626,675
1,000,000	Procter & Gamble 1.8% due 11/15/15		1,032,285
1,000,000	SBC Communications 5.10% due 9/15/14		1,091,826
1,500,000	Wal-Mart Stores 4.55% due 5/01/13		1,550,964
			7,718,673

	Student Loans	2.54%
2,000,000	Brazos 2005-2 B2 due 6/25/42		1,414,000

	Other Securities	4.10%
1,370,432	Goldman Sachs Financial Square Government Fund		1,370,432
907,137	JP Morgan U.S. Government Fund		907,137
			2,277,569

	Total investments in securities (cost $51,055,583)	99.39%	$55,255,274
	Other assets, less liabilities	0.61%	338,616
	TOTAL NET ASSETS	100.00%	$55,593,890

See accompanying notes to financial statements

12

13

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $45,486,257and $51,055,583)	$ 53,459,649	$ 55,255,274
Cash	4,590	-
Accrued interest and dividends receivable	100,987	366,768
Prepaid expense	395	395
Receivable for fund shares sold	10,238	12,341
Total assets	$ 53,575,859	$ 55,634,778

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	44,061	35,620
Payable for fund shares redeemed	8,131	5,268
Total liabilities	52,192	40,888

Net assets applicable to outstanding capital stock	$ 53,523,667	$ 55,593,890

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$ 3,543	$ 5,190
Additional paid-in capital	47,612,091	51,445,972
Accumulated undistributed net investment gain	231,255	57,178
Accumulated net realized loss on investments	(2,296,614)	(114,141)
Unrealized appreciation	7,973,392	4,199,691
Total net assets applicable to shares outstanding	$ 53,523,667	$ 55,593,890

Shares outstanding and net asset value per share:
Institutional class net assets	$ 53,332,085	$ 55,590,696
Institutional shares of Capital Stock outstanding	3,530,433	5,189,327
Net Asset Value and offering price per share - Institutional shares	$ 15.11	$ 10.71

Retail class net assets	$ 191,582	$ 3,194
Retail shares of Capital Stock outstanding	12,852	298
Net Asset Value per share - Retail shares	$ 14.91	$ 10.71
Maximum sales charge (note 4)	0.70	0.33
Maximum offering price to public	$ 15.61	$ 11.04

See accompanying notes to financial statements

14

STATEMENTS OF OPERATIONS
Year Ended June 30, 2012

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$ 1,214,320	$ 734
Interest	-	1,847,090
Other income	771	-
Total investment income	$ 1,215,091	$ 1,847,824

Expenses:
Investment advisory fees (note 4)	$ 413,076	$ 281,241
Administration fees (note 4)	137,692	140,620
Accounting and auditing	25,893	25,079
Directors' compensation	25,250	25,250
Securities pricing	6,371	8,147
Other operating expenses	39,026	36,108
Total expenses	647,308	516,445
Net investment income	$ 567,783	$ 1,331,379

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	($26,105)	$ 5,773
Net unrealized appreciation (depreciation)
Beginning of period	8,900,928	3,477,070
End of period	7,973,392	4,199,691
Net unrealized appreciation (depreciation)	(927,536)	722,621
Net realized and unrealized gain (loss) on investments	(953,641)	728,394

Net increase (decrease) in net assets resulting from operations	($385,858)	$ 2,059,773

See accompanying notes to financial statements

15

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended June 30, 2012 and June 30, 2011

			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Operations:
Net investment income	$ 567,783	$ 423,394	$ 1,331,379	$ 1,552,467
Net realized gain (loss)on investments	(26,105)	2,177,360	5,773	1,349
Unrealized appreciation (depreciation)	(927,536)	9,697,769	722,621	(86,302)
Net increase (decrease) in net assets resulting from operations	(385,858)	12,298,523	2,059,773	1,467,514

Distributions to shareholders from:
Net investment income
Institutional Class	492,271	325,704	1,287,177	1,532,145
Retail Class	1,653	1,064	73	84
	493,924	326,768	1,287,250	1,532,229
Net realized gains
Institutional Class	-	-	-	-
Retail Class	-	-	-	-
	-	-	-	-

Total distributions	493,924	326,768	1,287,250	1,532,229

Capital share transactions (note 6):
Proceeds from sales	5,395,745	6,563,572	9,991,775	10,402,639
Payment for redemptions	(12,144,988)	(7,608,796)	(12,441,333)	(11,890,954)
Reinvestment of net investment income	315,300	205,169	862,203	1,057,807
Reinvestment of net realized gains	-	-	-	-
Total increase (decrease) from capital share transactions	(6,433,943)	(840,055)	(1,587,355)	(430,508)
Total increase (decrease) in net assets	(7,313,725)	11,131,700	(814,832)	(495,223)

Net Assets:
Beginning of period	60,837,392	49,705,692	56,408,722	56,903,945
End of period	$ 53,523,667	$ 60,837,392	$ 55,593,890	$ 56,408,722

Undistributed net investment income:	$ 231,255	$ 157,396	$ 57,178	$ 24,693

See accompanying notes to financial statements

16

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2012, 2011, 2010, 2009, and 2008

	2012	2011	2010	2009	2008
Net asset value:
Beginning of period	$15.27	$12.30	$11.19	$15.20	$18.03
Income from investment operations
Net investment income	0.17	0.11	0.08	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.20)	2.94	1.12	(3.90)	(1.46)
Total income (loss) from investment operations	(0.03)	3.05	1.20	(3.79)	(1.36)

Less distributions
Dividends from net investment income	(0.13)	(0.08)	(0.09)	(0.14)	(0.08)
Distribution from net realized gains	0.00	0.00	0.00	(0.08)	(1.39)
Total distributions	(0.13)	(0.08)	(0.09)	(0.22)	(1.47)

End of period	$15.11	$15.27	$12.30	$11.19	$15.20

Total return:	(0.13%)	24.84%	10.62%	(24.87%)	(8.32%)

Ratios/Supplemental data:
Net assets, end of period	$53,332,085	$60,640,002	$49,527,391	$47,022,529	$61,208,636
Ratio of expenses to average net assets	1.18%	1.18%	1.18%	1.16%	1.12%
Ratio of net investment income to average net assets	1.03%	0.73%	0.59%	0.97%	0.62%
Portfolio turnover rate	20.22%	29.56%	36.68%	23.09%	35.42%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

17

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2012, 2011, 2010, 2009, and 2008

	2012	2011	2010	2009	2008
Net asset value:
Beginning of period (a)	$15.07	$12.14	$11.05	$15.01	$17.82
Income from investment operations
Net investment income	0.17	0.11	0.08	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.20)	2.90	1.10	(3.85)	(1.44)
Total income (loss) from investment operations	(0.03)	3.01	1.18	(3.74)	(1.34)

Less distributions
Dividends from net investment income	(0.13)	(0.08)	(0.09)	(0.14)	(0.08)
Distribution from net realized gains	0.00	0.00	0.00	(0.08)	(1.39)
Total distributions	(0.13)	(0.08)	(0.09)	(0.22)	(1.47)

End of period (a)	$14.91	$15.07	$12.14	$11.05	$15.01

Total return: (a)	(0.13%)	24.84%	10.57%	(24.85%)	(8.31%)

Ratios/Supplemental data:
Net assets, end of period	$191,582	$197,390	$178,301	$224,791	$325,211
Ratio of expenses to average net assets	1.18%	1.18%	1.18%	1.16%	1.12%
Ratio of net investment income to average net assets	1.03%	0.73%	0.59%	0.97%	0.62%
Portfolio turnover rate	20.22%	29.56%	36.68%	23.09%	35.42%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 4.5%

See accompanying notes to financial statements

18

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2012, 2011, 2010, 2009, and 2008

	2012	2011	2010	2009	2008
Net asset value:
Beginning of period	$10.57	$10.58	$10.28	$10.02	$9.70
Income from investment operations
Net investment income	0.26	0.29	0.30	0.29	0.37
Net realized and unrealized gain (loss) on investments	0.13	(0.01)	0.29	0.28	0.32
Total income from investment operations	0.39	0.28	0.59	0.57	0.69

Less distributions
Dividends from net investment income	(0.25)	(0.29)	(0.29)	(0.31)	(0.37)
Total distributions	(0.25)	(0.29)	(0.29)	(0.31)	(0.37)

End of period	$10.71	$10.57	$10.58	$10.28	$10.02

Total return:	3.68%	2.67%	5.88%	5.76%	7.25%

Ratios/Supplemental data:
Net assets, end of period	$55,590,696	$56,405,643	$56,900,642	$53,364,244	$51,131,987
Ratio of expenses to average net assets	0.92%	0.94%	0.92%	0.87%	0.88%
Ratio of net investment income to average net assets	2.37%	2.76%	2.88%	2.96%	3.76%
Portfolio turnover rate	20.19%	6.96%	18.44%	17.54%	22.14%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

19

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2012, 2011, 2010, 2009, and 2008

	2012	2011	2010	2009	2008
Net asset value:
Beginning of period (a)	$10.57	$10.58	$10.28	$10.02	$9.70
Income from investment operations
Net investment income	0.26	0.29	0.30	0.29	0.37
Net realized and unrealized gain (loss) on investments	0.13	(0.01)	0.30	0.28	0.32
Total income from investment operations	0.39	0.28	0.60	0.57	0.69

Less distributions
Dividends from net investment income	(0.25)	(0.29)	(0.30)	(0.31)	(0.37)
Total distributions	(0.25)	(0.29)	(0.30)	(0.31)	(0.37)

End of period (a)	$10.71	$10.57	$10.58	$10.28	$10.02

Total return: (a)	3.70%	2.65%	5.98%	5.76%	7.25%

Ratios/Supplemental data:
Net assets, end of period	$3,194	$3,079	$3,303	$12,602	$12,021
Ratio of expenses to average net assets	0.92%	0.94%	0.92%	0.87%	0.88%
Ratio of net investment income to average net assets	2.37%	2.76%	2.88%	2.96%	3.76%
Portfolio turnover rate	20.19%	6.96%	18.44%	17.54%	22.14%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

20

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1.

Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At June 30, 2012, the following series were authorized and had shares outstanding:

Growth Portfolio

Government Securities Portfolio

Both the Growth Portfolio and the Government Securities  Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates

In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period.  Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

•

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service.  Investments in mutual funds are valued at the quoted net asset value for the fund.  Debt securities held by the Portfolios are valued using market quotations when available.

•

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

•

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors.  Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2012, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale).  When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer.  The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities.  A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.  The Portfolios did not enter into any short sale transactions for the year ended June 30, 2012.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date).  Dividend income is recognized on the ex-dividend date and interest income is accrued daily.  Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income.  Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class-specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets.  Class-specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law.  Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America.  These book/tax differences are either temporary or permanent in nature.  To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax.  There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, the provisions of the Act are effective for the Fund’s fiscal year ending June 30, 2012.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, is including in Note 3, Federal Income Tax Information, of this section of this annual report.

The Portfolios have no material uncertain tax benefits as of June 30, 2012.  All tax years prior to the fiscal year ended June 30, 2008 are closed to examination.  It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.  The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually.  The dividends declared become payable immediately.  Net realized gains, if any, are distributed annually.

Fair Value Measurements

The Fair Value Measurements and Disclosures topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 -

Quoted prices in active markets for identical securities

Level 2 -  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 -

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as Level 1 and 2 securities.  However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3

In measuring fair value, the Fund primarily uses valuations based on market data.  The inputs used for each asset class is as follows:

Level 1

•

Common Stock – Comprised of actively traded, exchange listed equity securities.  Valuation is determined by quoted prices in active markets.

•

Other Securities – Comprised of money market funds that have daily quoted net asset values.

Level 2

•

Government Agency–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Mortgage Backed Securities–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Treasury Notes/Bonds/Inflation Protected Securities–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Corporate Bonds–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Level 3

•

Student Loan Asset Backed Securities –Valuation is determined using a collaboration of the following inputs: 1) Discounted Cash Flow Model Valuation – where the expected cash flows are discounted to the present using a yield that incorporates compensation for a lack of liquidity. 2) Market Comparables Method – where the securities are valued based on closed transactions and secondary market indications that reflect the discounts that buyers demand when purchasing similar securities.  Additional adjustments are made to incorporate trading activity in securities from the same issuance trust.

The Fund made no transfers between Levels 1 and 2 during the year ended June 30, 2012.  The following is a summary of the inputs used to value each of the Portfolio’s investments as of June 30, 2012:

Growth Portfolio:

Level 1

Level 2

 Level 3

Common Stock	$ 52,036,992(1)	$ -	$ -
Money Markets	1,422,657	-
Totals	$ 53,459,649	$ -	$ -

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

Level 1

Level 2

 Level 3

Government Agency Bonds	$ -	$ 12,908,684	$ -
Mortgage Backed Securities	-	6,638,984	-
Treasury Notes/Bonds/
Inflation Protected Securities	-	24,297,364	-
Corporate Bonds	-	7,718,673	-
Student Loans	-	-	$ 1,414,000
Money Markets	$ 2,277,569		-
Totals	$ 2,277,569	$ 51,563,705	$ 1,414,000

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended June 30, 2012 were as follows (in thousands):

	Balance		Net Realized	Net Unrealized		Net Transfers	Net Transfers	Balance
	6/30/2011	Purchases	Gain(Loss)	Appreciation (Loss)	Sales	into Level 3	out of Level 3	6/30/2012
Student Loans	$0	$1,450	$0	($36)	$0	$0	$0	$1,414

Accounting Pronouncements To Be Adopted

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.  The guidance aligns U.S. GAAP and International Financial Reporting Standards (“IFRS”) related to measuring fair value and disclosures about fair value measurement.  Some of the amendments clarify the FASB’s intent on the application of existing fair value measurement requirements.  Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  The guidance is effective for years beginning after December 15, 2011.  The adoption of this guidance is not expected to have a material impact on the financial statements.

3.

Federal Income Tax Information

Distributions paid during the years ended June 30, 2012 and 2011, totaled $493,924 and $326,768 for the Growth Portfolio, respectively, $1,287,250 and $1,532,229 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.  No realized gains were distributed for either the Growth Portfolio or the Government Securities Portfolio for the years ended June 30, 2012 and 2011.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

Growth

Government Securities

Federal tax cost of investments	$ 45,486,257	$ 51,055,583
Unrealized appreciation	$ 10,634,490	$ 4,250,161
Unrealized depreciation	(50,470)	(2,661,098)
Net unrealized appreciation	$ 7,973,392	$ 4,199,691

As of June 30, 2012 the components of distributable earnings on a tax basis were as follows:

Growth

Government Securities

Net unrealized appreciation	$ 7,973,392	$ 4,199,691
Undistributed ordinary income	$ 231,255	$ 59,196
Undistributed capital gains	$ -	$ -
Accumulated capital losses	$ (399,056)	$ (114,140)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2011 of $1,897,558 for the Growth Portfolio.  For tax purposes, such losses were realized in the year ended June 30, 2012. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.  The Growth Portfolio had unused capital loss carryforwards of $399,056, available for federal income tax purposes, at June 30, 2012 which expire as follows: $399,056 in 2018.  The Government Securities Portfolio had unused capital loss carryforwards of $114,140 available for federal income tax purposes, at June 30, 2012, which expire as follows: $22,658 in 2013, $3,160 in 2014, $44,280 in 2015, $18,376 in 2016 and $25,666 in 2017.

4.

Fees, Expenses and Related Party Transactions

  Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Advisor) as the investment advisor for the Fund’s assets.

Under the investment advisory agreement the Advisor receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio

Annual Fee Rate

Growth

.75%

Government Securities

.50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund.  The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.  The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets.  The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Advisor and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the
Growth portfolio include a maximum sales charge of 4.5%.  Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%.  For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $694,317 and $278,312, respectively, for such services during the year ended June 30, 2012. The Portfolios did not incur any fees under the custodian agreement.

At June 30, 2012, the following accrued investment advisory and administrative fees were payable to the Advisor and Administrator.

Payable to

Payable to

Advisor

Administrator

 Total

Growth Portfolio	$ 32,071	$ 10,691	$ 42,762
Government Securities Portfolio	22,880	11,440	34,320

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf.  For the year ended June 30, 2012, the Growth Portfolio paid $16,814 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment advisor evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2012, directors, officers and employees of the Fund, the Advisor and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

   Shares

    Value

Growth Portfolio Institutional Class	28,098	$ 424,558
Growth Portfolio Retail Class	-	-
Government Securities Portfolio Institutional Class	8,861	94,898
Government Securities Portfolio Retail Class	-	-

At June 30, 2012, UBATCO & Co. held the following in each Portfolio:

     Shares

     Value

Growth Portfolio Institutional Class	3,525,561	$ 53,271,232
Growth Portfolio Retail Class	5,906	88,055
Government Securities Portfolio Institutional Class	5,187,588	55,559,067
Government Securities Portfolio Retail Class	-	-

5.

Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio for the year ended June 30, 2012:

Proceeds

Purchases

Proceeds

From Calls

Of Securities

From Sales

& Maturities

Growth Portfolio	$ 10,947,829	$ 17,884,628	$ -
Government Securities Portfolio	12,030,730	-	10,415,000

6.

Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2012 were as follows:

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	374,855	-
Shares redeemed	(837,342)	(351)
Reinvested dividends	22,448	107
Net increase (decrease)	(440,039)	(244)

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in dollars:

Dollars sold	$ 5,395,745	$ -
Dollars redeemed	(12,139,788)	(5,200)
Reinvested dividends	313,826	1,474
Net increase (decrease)	$ (6,430,217)	$ (3,726)

Government

Government

Securities Portfolio

Securities Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	932,358	-
Shares redeemed	(1,160,809)	-
Reinvested dividends	80,586	7
Net increase (decrease)	(147,865)	7

Transactions in dollars:

Dollars sold	$ 9,991,775	$ -
Dollars redeemed	(12,441,333)	-
Reinvested dividends	862,130	73
Net increase (decrease)	$ (1,587,428)	$ 73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the “Fund”) comprising the Growth and Government Securities Portfolios as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
August 20, 2012

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law.  The Board of Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (67) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	None
R. Paul Hoff (77) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (54) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (68) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Retired. Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (42)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (42) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (40) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (43) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the “Portfolios”), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors (“UIA”).  At a meeting held on July 26, 2012, the Board of Directors (the “Board”), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement.  The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement.  The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement.  Based on such review, the Board concluded that the range and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices.  The Board noted that the performance of the Portfolios was generally in line with that of funds in their peer group and their benchmark indices.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at common asset levels and noted that theadvisory expenses are slightly higher, but that the total expenses of the Fund were generally equal to, or lower, than those of funds advised by other advisors with investment strategies comparable to those of the Portfolios.  The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds, and concluded that those fees are comparable to the fees paid by the Portfolios.  The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation since the Portfolios have not grown in size in recent years.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition.  The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board’s knowledge of UIA’s operations.  The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA’s services, performance and fees were satisfactory.  The Board further determined that the information provided by UIA on comparative expenses and services supported its conclusion that the advisory fees under the Investment Advisory Agreement are reasonable.  Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter.  For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders.  For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C.  You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling1-800-SEC-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov.  The SEC file number for the Fund is 811-6259.  The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon requestmade by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Item 2.  Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”).  The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations.  There were no amendments to the Code during the period covered by this report.  The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3.  Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC.  That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations.  Although none of the members of the Audit Committee meet the technical definition of an “audit committee financial expert,” the committee has sufficient financial expertise to adequately perform their duties.  Messrs. Smith and Bridges each have many years of experience in the financial service industry and Mr. Hoff has been an owner and director of both.  In addition, the Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.  As a result, the Fund believes that the experience provided by each member of the Audit Committee together offers the Fund adequate oversight for the Fund’s level of financial complexity.

Item 4.  Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2012	Percentage of Fees in FY 2012 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2011	Percentage of Fees in FY 2011 Provided Pursuant to Pre-Approved Policies

Audit Fees	$42,600	0.00	$48,000	0.00
Audit Related Fees	3,300	0.00	5,850	0.00
Tax Fees	5,062	0.00	3,486	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$50,962	0.00	$57,336	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.  Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements but are not reported as audit fees.  Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $3,486 for the fiscal year ended June 30, 2011, and $5,062 for the fiscal year ended June 30, 2012, for non-audit related services.  The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund.  It has not adopted any pre-approval policies or procedures for such non-audit related services.  The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11.  Controls and Procedures

An evaluation was performed by the officers of Stratus Fund, Inc. (the “Fund”), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures.  Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer.  There have been no significant changes in the Fund’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.  Exhibits

(a)

(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(2)

Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.

(3)

Not applicable.

(b)

Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross _____________________

      Jon C. Gross
     President

      (Principal Executive Officer)

Date:  August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross _____________________

      Jon C. Gross

      President
     (Principal Executive Officer)

Date:  August 23, 2012

By /s/ Jeffrey Jewell ____________________

      Jeffrey Jewell

      Vice-President and Chief Financial Officer
     (Principal Financial Officer)

Date:  August 23, 2012